                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                  SCHEDULE 14A

                               ----------------

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                             (Amendment No.       )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only
                                             (as permitted by Rule
                                             14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-12

                        MERISTAR HOSPITALITY CORPORATION
              (Name of Registrant as Specified In Its Certificate)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
   Item 22(a)(2) of Schedule 14A.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.:

  3)Filing Party:

  4) Date Filed:

                                [LOGO TO COME]

                          1010 WISCONSIN AVENUE, N.W.
                            WASHINGTON, D.C. 20007

Dear Stockholder:

  You are cordially invited to attend the 2001 Annual Meeting of Stockholders of MeriStar Hospitality Corporation (the "Company"), which will be held at the Hilton Crystal City @ National Airport, 2399 Jefferson Davis Highway, Arlington, Virginia 22202, on May 24, 2001 at 9 a.m., Eastern Time. All holders of the Company's outstanding common stock, par value $.01 per share, as of the close of business on April 5, 2001, are entitled to vote at the Annual Meeting.

  Enclosed for your information are copies of the Company's Proxy Statement and Annual Report to Stockholders. We believe that you will find these materials informative.

  We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed envelope as promptly as possible in order to make certain that your shares will be represented at the Annual Meeting.

                                          [SIG TO COME]
                                          Paul W. Whetsell
                                          Chief Executive Officer and
                                          Chairman of the Board

                                    [LOGO]

                          1010 WISCONSIN AVENUE, N.W.
                            WASHINGTON, D.C. 20007

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 24, 2001

                               ----------------

To the Stockholders of MERISTAR HOSPITALITY CORPORATION:

  Notice is hereby given that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of MeriStar Hospitality Corporation, a Maryland Corporation (the "Company"), will be held at the Hilton Crystal City @ National Airport, 2399 Jefferson Davis Highway, Arlington, Virginia 22202, on May 24, 2001, at 9:00 a.m., Eastern Time. The Annual Meeting will be held for the following purposes:

    1. To elect five members of the Board of Directors; one individual to serve for a one-year term expiring on the date of the Annual Meeting in 2002 and until his successor is duly elected and qualified and four individuals to serve for three-year terms expiring on the date of the Annual Meeting in 2004 and until their successors are duly elected and qualified;

    2. To consider and vote upon ratification of the amendment of the MeriStar Hospitality Corporation Incentive Plan (the "Incentive Plan") to increase the maximum number of shares of common stock of the Company (the "Common Stock") that may be issued under the Incentive Plan from 10% to 12.5% of the number of outstanding shares of Common Stock;

    3. To consider and vote upon ratification of the amendment of the MeriStar Hospitality Corporation Non-employee Director's Plan (the "Directors Plan") to increase the maximum number of shares of Common Stock that may be issued under the Directors Plan from 125,000 to 500,000 shares of Common Stock;

    4. To consider and vote upon the amendment of the Company's charter to prohibit the ownership of more than 34.9 percent of the Company's stock by
  (a) any entity that manages or operates any of the hotels owned by the Company and its subsidiary entities and (b) one or more persons who directly or indirectly own more than 35 percent of the interests in any entity that manages or operates any of the hotels owned by the Company and its subsidiary entities;

    5. To consider and vote upon ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2001; and

    6. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

  The Board of Directors has fixed the close of business on April 5, 2001, as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting or any postponement of adjournment thereof.

  All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend in person, it is requested that you promptly fill in, sign and return the enclosed proxy card.

                                          By Order of the Board of Directors

                                          Christopher L. Bennett
                                          Secretary

April [ ], 2001

                                     LOGO

                          1010 WISCONSIN AVENUE, N.W.
                            WASHINGTON, D.C. 20007

                               ----------------

                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                 MAY 24, 2001

                               ----------------

                                 INTRODUCTION

  The Board of Directors (the "Board of Directors") of MeriStar Hospitality Corporation, a Maryland corporation (the "Company"), is soliciting proxies from holders of the Company's common stock, par value $.01 per share (the "Common Stock"), to be voted at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hilton Crystal City @ National Airport, 2399 Jefferson Davis Highway, Arlington, Virginia 22202, on May 24, 2001, at 9:00 a.m., Eastern Time, and at any postponement or adjournment thereof. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about April [ ], 2001.

Solicitation and Revocability of Proxies

  The enclosed proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting. Any stockholder giving a proxy for the meeting has the power to revoke it any time prior to its use by (i) granting a subsequently dated proxy, (ii) attending the Annual Meeting and voting in person, or (iii) otherwise giving notice in person or in writing to the Secretary of the Company. If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted at the Annual Meeting and, where a choice is specified, the proxy will be voted in accordance with such specification. The presence in person or by proxy of holders of a majority of the shares entitled to vote will constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast. With respect to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the calculation of votes and will have no effect. The affirmative vote of two-thirds of the votes entitled to be cast by holders of the outstanding shares of Common Stock of the Company is required to approve the amendment to the Company's charter, and a majority of the shares present in person or by proxy for the other matters is required for each of the other proposals. If a proxy card indicates an abstention or a broker non-vote on a particular matter, then the shares represented by such proxy will be counted for quorum purposes. If a quorum is present, an abstention will have the effect of a vote against the matter and broker non-votes will have the effect of a vote against the amendment to the Company's charter and no effect on the other matters.

Outstanding Shares and Voting Rights

  Only holders of record of outstanding shares of Common Stock at the close of business on April 5, 2001 will be entitled to vote at the Annual Meeting. At
the close of business on April 5, 2001, the Company had [   ] shares of Common
Stock outstanding. Each outstanding share of Common Stock is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

  The Board of Directors currently consists of ten directors, divided into three classes. At the Annual Meeting, five directors will be elected, one to serve for a one-year term expiring on the date of the Annual Meeting in 2002 and until his successor has been duly qualified and four to serve three year terms expiring on the date of the Annual Meeting in 2004 and until their successors have been duly elected and qualified. Properly executed proxies will be voted as marked and, if not marked, will be voted in favor of the reelection of the five persons named below as members of the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve if reelected. In the event any nominee shall become unavailable to stand for reelection, the individuals named as proxies in the accompanying proxy may vote for the election of a substitute nominee designated by the Board of Directors. Certain information concerning such nominees is set forth below.

  The Board of Directors unanimously recommends that you vote FOR the election of each of the nominees identified below. Proxies solicited by the Board of Directors will be so voted except where authority has been withheld. Proxies cannot be voted for more people than the number of nominees named below.

  Name, Principal Occupation                    Served as
    and Business Experience                   Director Since                           Age
  --------------------------                  --------------                           ---
Directors whose Terms Expire at
 the 2001 Annual Meeting

JOHN EMERY                                         2000                                 36

  John Emery has been a director of the Company since May 2000 and is up for re-election for a one-year term expiring at the Annual Meeting in 2002. Mr.
Emery has served as Chief Operating Officer of the Company since April 2000.
He currently also serves as Chief Investment Officer of MeriStar Hotels &
Resorts. From August 1998 to April 2000, Mr. Emery was Chief Financial Officer of the Company. From June 1997 until August 1998, Mr. Emery served as Chief
Financial Officer and Secretary of CapStar Hotel Company. From March 1996 to
June 1997, Mr. Emery served as Treasurer of CapStar Hotel Company. Prior to that, from January 1987 to September 1995, he worked for Deloitte & Touche LLP in various capacities, culminating in Senior Manager for the hotel and real estate industries.

H. CABOT LODGE III                                 1998                                 45

  H. Cabot Lodge III has been a director of the Company since August 1998 and is up for re-election for a three-year term expiring at the Annual Meeting in 2004. Mr. Lodge is the co-founder of American Corporate Real Estate, Inc., a real estate investment bank which, through its affiliate, Acre Partners, specializes in long-term net leases with corporations. Mr. Lodge is an Executive Vice President of iStar Financial, Inc, which recently merged with Acre Partners. From August 1983 to August 1995, Mr. Lodge was a Managing
Director and Executive Vice President of W.P. Carey & Co. Mr. Lodge is a member of the Board of Directors of TelAmerica Media, Inc., High Voltage
Engineering Corp and iStar Financial, Inc. During 1997 and 1998, Mr. Lodge was
Chairman of Superconducting Core Technologies, which filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in September 1998. Mr.
Lodge is also a principal of Carmel Lodge, LLC, a New York-based investment firm.

D. ELLEN SHUMAN                                    2001                                 46

  D. Ellen Shuman has been a director of the Company since March 8, 2001 and is up for re-election for a three-year term that expires at the Annual Meeting in 2004. Ms. Shuman is Vice President and Chief Investment Officer of Carnegie Corporation of New York, a position she has held since January 1999. Prior to January 1999, Ms. Shuman served as Director of Investments at Yale University. Ms. Shuman is Vice Chair of the Board of Trustees of Bowdoin College, serving on the Executive, Trustee Affairs and Honors Committees. Ms. Shuman is also a Board member of The Investment Fund for Foundations (TIFF) and an investment advisor to Edna McConnell Clark Foundation.

Name, Principal Occupation                    Served as
 and Business Experience                    Director Since                                 Age
--------------------------                  --------------                                 ---
PAUL W. WHETSELL                                 1998                                       50

  Paul W. Whetsell has been Chairman of the Board of Directors and Chief
Executive Officer of the Company since August 1998 and is up for re-election for a three-year term expiring at the Annual Meeting in 2004. Mr. Whetsell has also been the Chairman of the Board of Directors and Chief Executive Officer of MeriStar Hotels & Resorts, Inc. since August 1988. Prior to August 1998,
Mr. Whetsell had been Chairman of the Board of Directors of CapStar Hotel
Company since 1996 and had served as President and Chief Executive Officer of CapStar Hotel Company since its founding in 1987.

JAMES R. WORMS                                   1998                                       55

  James R. Worms has been a director of the Company since August 1998 and is up for re-election for a three-year term expiring at the Annual Meeting in 2004. Mr. Worms has served since August 1995 as a Managing Director of William
E. Simon & Sons L.L.C., a private investment firm and merchant bank, and President of William E. Simon & Sons Realty, through which the firm conducts its real estate activities. Prior to joining William E. Simon & Sons, Mr. Worms was employed in various capacities since March 1987 by Salomon Brothers Inc, an international investment banking firm, culminating as Managing Director. Mr. Worms is also a Director of MeriStar Hotels & Resorts, Inc.

Directors Whose Terms Do Not Expire at the 2001 Annual Meeting

  The following directors' terms do not expire in 2001 and therefore are not standing for reelection at this Annual Meeting:

Name, Principal Occupation                    Served as
 and Business Experience                    Director Since                                 Age
--------------------------                  --------------                                 ---
BRUCE G. WILES                                 1998                                         48

  Bruce G. Wiles has been a director, President and Chief Investment Officer of the Company since August 1998 and his current term expires at the Annual
Meeting in 2002. Mr. Wiles was Executive Vice President of American General
Hospitality Corporation ("AGH") from April 1996 until August 1998. From 1989 to August 1998, Mr. Wiles served as Executive Vice President of American
General Hospitality, Inc, where he was responsible for acquisition and development activities.

JAMES F. DANNHAUSER                            1998                                         47

  James F. Dannhauser has been a director of the Company since August 1998 and his current term expires at the Annual Meeting in 2002. Mr. Dannhauser has been the Chief Financial Officer of Six Flags, Inc. since October 1995 and a member of the Board of Directors of Six Flags since December 1992. Six Flags,
Inc. is a publicly-traded amusement park company listed on the NYSE. From 1990 through June 1996, Mr. Dannhauser was a managing director of Lepercq de
Neuflize & Co. Incorporated, an investment banking firm. Mr. Dannhauser is a member of the Board of Directors of Lepercq. Mr. Dannhauser serves as a Director of the International Association of Amusement Parks and Attractions.

STEVEN D. JORNS                                1998                                         52

  Steven D. Jorns has been Vice Chairman of the Board of Directors since August 1998 and his current term expires at the Annual Meeting in 2003. Mr. Jorns was also Chief Operating Officer of the Company from August 1998 until January 1999. Mr. Jorns has also been Vice Chairman of the Board of Directors of MeriStar Hotels & Resorts, Inc. since August 1998. From April 1996 to August 1998, Mr. Jorns had been the Chairman of the Board of Directors, Chief Executive Officer and President of American General Hospitality Corporation. Mr. Jorns was also the founder of American General Hospitality, Inc. and had served since its formation in 1981 until August 1998 as its Chairman of the Board of Directors, Chief Executive Officer and President.

    Name, Principal
      Occupation                            Served as
and Business Experience                   Director Since                                   Age
-----------------------                   --------------                                   ---
DANIEL L. DOCTOROFF                            1998                                         42

  Daniel L. Doctoroff has been a director of the Company since August 1998 and his current term expires at the Annual Meeting in 2003. Mr. Doctoroff is a Managing Partner of Oak Hill Capital Management, Inc., the management company for Oak Hill Capital Partners, L.P., a private investment partnership. Mr.
Doctoroff has been Managing Director of Oak Hill Partners, Inc., the investment advisor to several private investment funds, and its predecessor since August 1987; Vice President and Director of Acadia Partners MGP, Inc.
since March 1992; Vice President of Keystone, Inc. since March 1992; and a
Managing Partner of Insurance Partners Advisors, L.P. since February 1994. Mr.
Doctoroff is also a Director of MeriStar Hotels & Resorts, Inc. and Williams
Scotsman, Inc.

WILLIAM S. JANES                               1998                                         48

  William S. Janes has been a director of the Company since August 1998 and his current term expires at the Annual Meeting in 2003. Since 1990, Mr. Janes has served as a Principal, and currently serves as President, of RMB Realty, Inc. which oversees the real estate investments of Keystone, Inc. and related entities. Prior to that, from 1984 to 1989, Mr. Janes served as Regional General Partner of Lincoln Property Company. Mr. Janes serves as a Director of MAX FW, LLC, Brazos Asset Management, Brazos Fund, The Mendik Company Inc., Carr Real Estate Services and American Skiing Company.

                                PROPOSAL NO. 2
                            MERISTAR INCENTIVE PLAN
                      INCREASE IN AVAILABLE STOCK OPTIONS

  By resolution adopted on April 5, 2001, the Board of Directors approved and declared advisable the amendment of the Company's Incentive Plan to increase the maximum number of shares of Common Stock that may be issued under the Incentive Plan from 10% to 12.5% of the number of outstanding shares of Common Stock.

  If the Stockholders approve the proposed amendment, the Plan will be amended as proposed by the Board of Directors.

Reasons For and Effect of the Proposed Amendment

  The Board of Directors believes that the Company's Incentive Plan (the "Incentive Plan") is critical in order to: (i) attract and retain employees and other service providers with ability and initiative, (ii) provide incentives to individuals whose efforts contribute to the performance and success of the Company, and (iii) align the interests of these individuals with the interests of the Company and its stockholders through opportunities for increased stock ownership. There are no remaining awards available to be issued under the Incentive Plan. Pursuant to the terms of the Incentive Plan, the number of options that the Company is allowed to issue is limited to the total of (i) ten percent of the number of shares of Common Stock that were outstanding as of the end of the immediately preceding calendar year (rounded downward if necessary to eliminate fractional shares), minus (ii) the number of shares subject to awards which were granted under the Incentive Plan through the last day of the immediately preceding calendar year, plus (iii) as of the last day of the immediately preceding calendar year, the number of shares with respect to which previously granted awards have expired.

The Board of Directors believes that more shares should be available under the Incentive Plan in light of potential continued growth in the Company's operations, including potential increases in the number of employees if and to the extent the Company purchases additional hotels, resorts and conference centers. In addition, with the passage and implementation of the federal tax legislation that went into effect on January 1, 2001, which has allowed the Company to lease most of its properties to taxable subsidiaries of the Company, the Company was required to hire additional corporate employees. For these reasons, the Board of Directors has determined that it is in the best interests of the Company to increase the maximum number of shares of Common Stock that may be issued under the Incentive Plan from 10 percent to 12.5 percent of the number of outstanding shares of Common Stock.

Administration

  The Incentive Plan is administered by the Compensation Committee. The Compensation Committee may delegate its authority to administer the Incentive Plan. The Compensation Committee may not, however, delegate its authority with respect to grants and awards to individuals subject to Section 16 of the Exchange Act. As used in this summary, the term "Administrator" means the Compensation Committee or its delegate, as appropriate.

Eligibility

  Each employee of the Company or of an affiliate of the Company or any other person whose efforts contribute to the Company's performance is eligible to participate in the Incentive Plan ("Participants"). The Administrator may from time to time grant stock options, stock awards, incentive awards or performance shares to Participants. As of April 5, 2001, the class of Participants consisted of approximately 131 persons.

Options

  Options granted under the Incentive Plan may be incentive stock options ("ISOs") or nonqualified stock options. An option entitles a Participant to purchase shares of Common Stock from the Company at the option price. The option price may be paid in cash, with shares of Common Stock, or with a combination of cash and Common Stock. The option price will be fixed by the Administrator at the time the option is granted, but the price cannot be less than 100% for existing employees (85% in connection with the hiring of new employees) of the shares' fair market value on the date of grant; provided, however, no more than 10% of the shares under the Incentive Plan may be granted at less than 100% of fair market value. The exercise price of an ISO may not be less than 100% of the shares' fair market value on the date of grant (110% of the fair market value in the case of an ISO granted to a 10% Stockholder of the Company). Options may be exercised at such times and subject to such conditions as may be prescribed by the Administrator but the maximum term of an option is ten years in the case of an ISO or five years in the case of an ISO granted to a 10% stockholder.

  ISOs may only be granted to employees; however, no employee may be granted ISOs (under the Incentive Plan or any other plan of the Company) that are first exercisable in a calendar year for Common Stock having an aggregate fair market value (determined as of the date the option is granted) exceeding $100,000. In addition, no Participant may be granted options in any calendar year for more than 750,000 shares of Common Stock.

Stock Awards

  Participants also may be awarded shares of Common Stock pursuant to a stock award. A Participant's rights in a stock award will be nontransferable or forfeitable or both unless certain conditions prescribed by the Administrator are satisfied. These conditions may include, for example, a requirement that the Participant continue employment with the Company for a specified period or that the Company or the Participant achieve stated, performance-related objectives. The objectives may be stated with reference to the fair market value of the Common Stock or the Company's, a subsidiary's, or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, funds from operations or return on assets or other acceptable performance criteria. A stock award, no portion of which is immediately vested and nonforfeitable, will be restricted, in whole or in part, for a period of at least three years; provided, however, that the period will be at least one year in the case of a stock award that is subject to objectives based on one or more of the foregoing performance criteria. The maximum number of stock awards that may be granted to an individual in any calendar year cannot exceed 50,000 shares of Common Stock.

Incentive Awards

  Incentive awards also may be granted under the Incentive Plan. An incentive award is an opportunity to earn a bonus, payable in cash, upon attainment of stated performance objectives. The objectives may be stated with reference to the fair market value of the Common Stock or on the Company's, a subsidiary's, or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, funds from operations or return on assets or other acceptable performance criteria. The period in which performance will be measured will be at least one year. No Participant may receive an incentive award payment in any calendar year that exceeds the lesser of (i) 100% of the Participant's base salary (prior to any salary reduction or deferral election) as of the date of grant of the incentive award or (ii) $250,000.

Performance Share Awards

  The Incentive Plan also provides for the award of performance shares. A performance share award entitles the Participant to receive a payment equal to the fair market value of a specified number of shares of Common Stock if certain standards are met. The Administrator will prescribe the requirements that must be satisfied before a performance share award is earned. These conditions may include, for example, a requirement that the Participant continue employment with the Company for a specified period or that the Company or the Participant achieve stated, performance-related objectives. The objectives may be stated with reference to the fair market value of the Common Stock or on the Company's, a subsidiary's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, funds from operations or return on assets or other acceptable performance criteria. To the extent that performance shares are earned, the obligation may be settled in cash, in Common Stock, or by a combination of the two. No Participant may be granted performance shares for more than 12,500 shares of Common Stock in any calendar year.

Transferability

  Awards granted under the Incentive Plan are generally nontransferable. The Company may, however, grant awards, other than ISOs, which are transferable to certain permitted family members.

Share Authorization

  At any given time, the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Incentive Plan will be the total of (i) 12.5% of the number of shares of Common Stock that were outstanding as of the end of the immediately preceding calendar year (rounded downward if necessary to eliminate fractional shares), minus (ii) the number of shares subject to awards that were granted under the Incentive Plan through the last day of the immediately preceding calendar year, plus (iii) as of the last day of the immediately preceding calendar year, the number of shares with respect to which previously granted awards have expired. All awards made under the Incentive Plan will be evidenced by written agreements between the Company and the Participant. The share limitation and the terms of outstanding awards will be adjusted, as the Compensation Committee deems appropriate, in the event of a stock dividend, stock split, combination, reclassification, recapitalization or other similar event. As of April [ ], 2001, the closing price of a share of
Common Stock on the New York Stock Exchange was $[   ].

Certain Federal Income Tax Consequences

  In general, a Participant will not recognize taxable income upon the grant or exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as an adjustment to alternative minimum taxable income. When a Participant disposes of shares acquired by exercise of an ISO, the Participant's gain (the difference between the sale proceeds and the price paid by the Participant for the shares) upon the disposition will be taxed as capital gain provided the Participant does not dispose of the shares within two years after the date of grant nor within one year after the date of exercise, and exercises the option while an employee of the Company or of a subsidiary of the Company or within three months after termination of employment for reasons other than death or disability, or within one year in the case of death or disability. If the first condition is not met, the Participant generally will realize ordinary income in the year of the disqualifying disposition. If the second condition is not met, the Participant generally will recognize ordinary income upon exercise of the ISO.

  In general, a Participant who receives a nonqualified stock option will recognize no income at the time of the grant of the option. Upon exercise of a nonqualified stock option, a Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. Special timing rules may apply to a Participant who is subject to Section 16(a) of the Securities Exchange Act of 1940, as amended (the "Exchange Act").

  A Participant will recognize income on account of the settlement of a performance share award or incentive award. A Participant will recognize income equal to any cash that is paid and with respect to performance share awards, which are settled in shares, will recognize the fair market value of Common Stock (on the date that the shares are first transferable or not subject to a substantial risk of forfeiture) that is received in settlement of the award.

  The employer (either the Company or its affiliate) will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified option, the vesting of a restricted share award, payment under an incentive award and the settlement of a performance share award. The amount of the deduction will be equal to the ordinary income recognized by the Participant. The employer will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO. The employer may claim a federal income tax deduction on account of certain disqualifying dispositions of Common Stock acquired upon the exercise of an ISO.

  The transfer of a nonqualified stock option to a Permitted Family Member (as defined in the Incentive Plan and the Company's Directors' Plan, the "Permitted Family Member") will have no immediate tax consequences to the Company, the Participant or the Permitted Family Member. Upon the subsequent exercise of the transferred option by the Permitted Family Member, the Participant will realize ordinary income in an amount measured by the difference between the option exercise price and the fair market value of the shares on the date of exercise, and the employer will be entitled to a deduction in the same amount. Any difference between such fair market value and the price at which the Permitted Family Member may subsequently sell such shares will be treated as capital gain or loss to the Permitted Family Member, long- or short-term depending on the length of time the shares have been held by the Permitted Family Member. If transfers of other awards are permitted, Participants will be directed to consult their own tax advisors.

  Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limitation of $1,000,000 on the amount of compensation payable to each of the named executive officers in the table under "Executive Compensation" that the Company may deduct for federal income tax purposes. The limit does not apply to certain performance-based compensation paid under a plan that meets the requirements of the Code and regulations promulgated thereunder. While the Incentive Plan generally complies with the requirements for performance-based compensation, options granted at less than 100% of fair market value and stock awards granted under the Incentive Plan will not satisfy those requirements.

Termination and Amendment

  No option or stock award may be granted and no performance shares may be awarded under the Incentive Plan after July 11, 2006. The Board of Directors may amend or terminate the Incentive Plan at any time, but, except as set forth in the immediately preceding paragraph, an amendment will not become effective without Stockholder approval if the amendment materially (i) increases the number of shares of Common Stock that may be issued under the Incentive Plan (other than an adjustment as described above), (ii) changes the eligibility requirements, or (iii) increases the benefits that may be provided under the Incentive Plan.

Required Vote

  The approval of the amendment to the Incentive Plan to increase the maximum number of shares of Common Stock that may be issued under the Incentive Plan from 10% to 12.5% of the number of outstanding shares of Common Stock requires an affirmative vote of the holders of at least a majority of the total votes cast on the proposal at the Annual Meeting in person or by proxy.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AUTHORIZE THE AMENDMENT OF THE INCENTIVE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED UNDER THE INCENTIVE PLAN FROM 10% TO 12.5% OF THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK.

                                PROPOSAL NO. 3
                            MERISTAR DIRECTORS PLAN
                      INCREASE IN AVAILABLE STOCK OPTIONS

  By resolution adopted on April 5, 2001, the Board of Directors approved and declared advisable the amendment of the Company's Directors Plan to increase the maximum number of shares of Common Stock that may be issued under the Directors Plan from 125,000 to 500,000 shares of Common Stock.

  If the Stockholders approve the proposed amendment, the Plan will be amended and restated as proposed by the Board of Directors.

Reasons For and Effect of the Proposed Amendment

  The Board of Directors believes that the Company's Directors Plan is critical in order to attract experienced and knowledgeable persons to serve as outside directors to the Company. There are no remaining awards available to be issued under the Directors Plan. Pursuant to the terms of the Directors Plan, the number of options that the Company was initially allowed to issue is no more than 125,000 shares of Common Stock.

  There are currently seven independent directors on the Board of Directors. Pursuant to the existing Directors Plan, each independent Director receives 7,500 options upon being elected as a director and 5,000 options at each annual meeting of stockholders. In order to have Common Shares available to grant to independent Directors pursuant to the Directors Plan, the Board of Directors has determined that it is in the best interests of the Company to increase the maximum number of shares of Common Stock that may be issued under the Directors Plan from 125,000 to 500,000 shares.

Share Authorization

  A maximum of 500,000 shares of Common Stock may be issued under the Directors' Plan. The share limitation and terms of outstanding awards will be adjusted, as the Compensation Committee deems appropriate, in the event of a stock dividend, stock split, combination, reclassification, recapitalization or other similar event.

Eligibility

  The Directors' Plan provides for awards to be granted to each director who is not an officer or employee of the Company or its subsidiaries (each an "Independent Director").

Independent Director Compensation

  Independent Directors of the Company will be paid an annual fee of $20,000. In addition, each Independent Director will be paid $1,250 for attendance at each meeting of the Board of Directors; $1,000 for attendance at each meeting of a committee of the Board of Directors of which such director is a member and $500 for each telephonic meeting of the Board of Directors or a committee thereof of which such director is a member.

Directors who are employees of the Company will not receive any fees for their service on the Board of Directors or a committee thereof. The Company will reimburse directors for their out-or-pocket expenses in connection with their service on the Board of Directors.

Options

  Pursuant to the Directors' Plan, each Independent Director is awarded an option to purchase 7,500 shares of Common Stock upon initial commencement of service as a director, whether by appointment or election. Thereafter, each Independent Director is granted an option (a "Stock Option") to purchase 5,000 shares of Common Stock on the first business day following each annual meeting of stockholders. The exercise price of option grants will be 100% of the fair market value of the Common Stock on the date of grant, and options will vest in three annual installments commencing one year after the date of grant. The exercise price may be paid in cash, cash equivalents acceptable to the Compensation Committee, Common Stock or a combination thereof. Options granted under the Directors' Plan, once vested, are exercisable for ten years from the date of grant. Upon termination of service as a director, options that have not vested are forfeited and vested options may be exercised until they expire. All options accelerate upon a change in control of the Company.

MeriStar Common Stock in Lieu of Fees

  Independent Directors may elect to receive all or a portion of their annual retainer in shares of Common Stock rather than cash. Unless an Independent Director elects otherwise, fees paid in stock will be paid at the same time as fees paid in cash.

Certain Federal Income Tax Consequences

  Generally, an eligible director does not recognize any taxable income, and the Company is not entitled to a deduction upon the grant of an option. Upon the exercise of an option, the eligible director recognizes ordinary income equal to the excess of the fair market value of the shares acquired over the option exercise price, if any. The director will then take a basis in such shares equal to their fair market value at the time of option exercise, and any gain or loss subsequently recognized upon a sale or exchange of such shares will be treated as capital gain or loss to such director. Special rules may apply as a result of Section 16 of the Exchange Act. The Company is generally entitled to a deduction equal to the compensation taxable to the eligible director as ordinary income. Eligible directors may be subject to backup withholding requirements for federal income tax. Options are generally non-transferable. However, the Directors' Plan authorizes the granting of options that are transferable to Permitted Family Members.

  The transfer of an option to a Permitted Family Member will have no immediate tax consequences to the Company, the director or the Permitted Family Member. Upon the subsequent exercise of the transferred option by the Permitted Family Member, the director will realize ordinary income in an amount measured by the difference between the option exercise price and the fair market value of the shares on the date of exercise, and the employer will be entitled to a deduction in the same amount. Any difference between such fair market value and the price at which the Permitted Family Member may subsequently sell such shares will be treated as capital gain or loss to the Permitted Family Member, long-term or short-term depending on the length of time the shares have been held by the Permitted Family Member.

Amendment and Termination

  The Directors' Plan provides that the Board of Directors may amend or terminate the Directors' Plan at any time. An amendment will not become effective without stockholder approval if the amendment (i) materially increases the number of shares that may be issued under the Directors' Plan or
(ii) stockholder approval would be required for compliance with stock exchange rules. No options may be granted under the Directors' Plan after December 31, 2008.

Required Vote

  The approval of the amendment to the Directors Plan to increase the maximum number of shares of Common Stock that may be issued under the Directors Plan from 125,000 to 500,000 shares of Common Stock requires an affirmative vote of the holders of at least a majority of the total votes cast on the proposal at the Annual Meeting in person or by proxy.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AUTHORIZE THE AMENDMENT OF THE DIRECTORS PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED UNDER THE DIRECTORS PLAN FROM 125,000 TO 500,000 SHARES OF COMMON STOCK.

                                PROPOSAL NO. 4
                      AMENDMENT OF CHARTER OF THE COMPANY

  By resolution adopted on April 5, 2001, the Board of Directors, including all of the independent directors, approved and declared advisable amendments to the Company's charter that would prohibit the ownership of more than 34.9% of the Company's stock by (a) any entity that manages or operates any of the hotels owned by the Company and its subsidiary entities and (b) one or more persons who directly or indirectly own more than 35% of the interests in any entity that manages or operates any of the hotels owned by the Company and its subsidiary entities. A copy of the proposed amendments is attached as Annex 1 to this Proxy Statement.

  If the Stockholders approve the proposed amendments, the charter will be amended as described in the preceding sentence upon the acceptance for record of Articles of Amendment by the State's Department of Assessments and Taxation of Maryland.

Reasons For and Effect of the Proposed Amendment

  To maintain qualification as a real estate investment trust for federal income tax purposes, at least 75 percent of the Company's gross income for each taxable year normally must be derived from investments relating to real property, including rents from real property and certain other items. Several conditions must be satisfied in order for rents received by the Company and its subsidiary entities to qualify as rents from real property, one of which usually requires that the rents not be received from a tenant in which the Company, or an owner of 10 percent or more of the Company's shares, directly or indirectly owns an interest of 10 percent or more. However, pursuant to federal tax legislation that went into effect beginning January 1, 2001, real estate investments trusts now are permitted to lease their hotel properties to one or more taxable subsidiaries of the real estate investment trust if certain statutory requirements are met. Rents received by the real estate investment trust under these leases qualify as rents from real property if the hotel properties are managed on behalf of the taxable subsidiaries by a person who meets specified Internal Revenue Code requirements, including requirements that the manager does not own more than 35 percent of the shares of the real estate investment trust and that not more than 35 percent of the interests in the manager are owned, directly or indirectly, by one or more persons who own 35 percent or more of the shares of the real estate investment trust.

  The leases between the Company, as lessor, and subsidiary entities of MeriStar Hotels & Resorts, Inc., as lessee, were assigned by the former lessee to newly-formed taxable subsidiaries of the Company effective as of January 1, 2001 and the Company's taxable subsidiaries entered into management agreements with subsidiary entities of MeriStar Hotels & Resorts as of that date under which the subsidiaries of MeriStar Hotels & Resorts manage each of these properties. The Company believes that the lease of these properties by taxable subsidiaries of the Company provides a more efficient alignment of and ability to capture the economic interests of property ownership. In order for the rents received by the Company from its taxable subsidiaries to qualify as rents from real property for purposes of the gross income test described above, the Company must ensure that the managers of its hotel properties meet the Internal Revenue Code restrictions described above with respect to the ownership of the Company's shares.

  The proposed amendment to the Company's charter is intended to assist the Company in satisfying the share ownership restrictions required by the Internal Revenue Code in order for the Company to maintain its status as a real estate investment trust.

Required Vote

  The approval of the amendment to the charter requires an affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock at the Annual Meeting or by proxy.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S CHARTER.

                     COMMITTEES OF THE BOARD OF DIRECTORS

  During 2000, the Board of Directors of the Company met 4 times. Each director attended all meetings of the Board of Directors held while he was a director except for Mr. Doctoroff who attended two of the meetings and Mr. Worms who attended three of the meetings.

Board of Directors Committees

  The Board of Directors currently has four committees: an Audit Committee, a Compensation Committee, an Investment Committee and a Nominating Committee.

  The Audit Committee consists of three directors who are not employees of the Company. The Audit Committee is responsible for making recommendations concerning the engagement of independent auditors, reviewing with the independent auditors the plans and results of the audit engagement, approving professional services provided by the independent auditors, reviewing the independence of the independent auditors, considering the range of audit and non-audit fees and reviewing the adequacy of the Company's internal accounting controls. During 2000, the Audit Committee met three times. The current members of the Audit Committee are Messrs. Lodge, Dannhauser and Worms. Mr. Dannhauser is chair of this committee.

  The Compensation Committee consists of three non-employee directors. The Compensation Committee is responsible for the determination of compensation of the Company's executive officers and the administration of the MeriStar Incentive Plan (see description in Proposal 2). During 2000, the Compensation Committee met 2 times. The current members of the Compensation Committee are Messrs. Doctoroff, Worms and Janes. Mr. Janes is chair of this committee.

  The Investment Committee consists of the Chairman of the Board and three non-employee directors. The Investment Committee is responsible for reviewing and approving all hotel acquisitions under $40 million and reviewing and recommending to the Board of Directors: (i) all hotel acquisitions over $40 million; and (ii) non-hotel acquisitions. During 2000, the Investment Committee met one time. The current members of this committee are Messrs. Whetsell, Jorns, Doctoroff and Worms. Mr. Whetsell is chair of this committee.

  The Nominating Committee consists of the Chairman of the Board and two non-employee directors. The Nominating Committee is responsible for nominating all other members of the Board of Directors. During 2000, the Nominating Committee met 2 times. The current members of this committee are Messrs. Whetsell, Janes and Lodge. Mr. Lodge is chair of this committee.

  The entire Board of Directors acts as the nominating committee for directors and will consider nominations by Stockholders for directors. The Board of Directors would be pleased to receive suggestions from Stockholders about persons it should consider as possible members of the Board of Directors. Any such suggestion should be sent to the attention of the Secretary of the Company.

Compensation of Directors

  Independent Directors of the Company are compensated pursuant to the Company's Director's Plan, which is described under Proposal 3 of this Proxy.

                             THE EXECUTIVE OFFICERS

  The only executive officers of the Company as of the date of this Proxy Statement are Messrs. Whetsell, Emery and Wiles, who are also members of the Board of Directors and whose position and office, business experience, term of office and age are described under Proposal 1: Election of Directors.

                            EXECUTIVE COMPENSATION

  The following table sets forth all compensation paid by the Company during 1998, 1999 and 2000 with respect to the Chief Executive Officer and the two executive officers (the "Named Executive Officers").

                                                              Long-  Term Compensation
                                                              --------------------------------
                                    Annual Compensation
                               ------------------------------                      Securities
   Name And Principal                            Other Annual  Restricted          Underlying   All Other
        Position          Year  Salary   Bonus   Compensation Stock Awards          Options    Compensation
   ------------------     ---- -------- -------- ------------ -------------       ------------ ------------
Paul W. Whetsell(2).....
 Chief Executive Officer  2000 $285,000 $220,100    $  --        $1,089,844(4)            --       --
 and Chairman of the      1999  285,000  250,900     3,313        1,133,656(1)(4)     375,000      --
 Board                    1998  330,577  217,710     2,312              --            353,743      --

John Emery(2)...........  2000  234,039  211,000     6,248          697,500(4)            --       -- (5)
 Chief Operating Officer  1999  275,000  222,800     2,688        1,116,131(1)(4)     250,000      --
 and Director             1998  250,509  170,050     2,000              --            120,936      --

Bruce G. Wiles(3).......  2000  300,000  190,300     8,400          261,563(4)            --       -- (5)
 President , Chief        1999  300,000  219,000     8,400        1,116,131(1)(4)     250,000      --
 Investment Officer and   1998  188,713  177,283       --               --                --       --
 Director

--------
(1) On February 4, 1999, pursuant to the MeriStar Incentive Plan (i) Mr. Whetsell received 25,000 restricted shares of the Company, which vest over five years, and (ii) Messrs. Emery and Wiles received 15,000 restricted shares of the Company, which vest over five years.
(2) Mr. Whetsell and Mr. Emery were officers of CapStar Hotel Company from January 1, 1998 until August 3, 1998 (the date of the merger between CapStar and American General Hospitality Corporation (the "Merger")).
(3) Mr. Wiles was an officer of American General Hospitality Corporation from January 1, 1998 until August 3, 1998 (the date of the Merger).
(4) In December 1999, the Compensation Committee approved the grant of common stock and other equity compensation to Messrs. Whetsell, Wiles and Emery (the "Restricted Equity Award"). In January 2000, the Compensation Committee determined that it would satisfy the Restricted Equity Award by issuing a combination of common stock, which is subject to a three-year vesting period beginning March 31, 2000 (the "Restricted Stock"), and a new class of OP Units, which is subject to the satisfaction of certain performance criteria ("POPs"). The stock portion of the Restricted Equity Award is valued based on the closing price per share of the common stock on the date of grant. Pursuant to the Restricted Equity Award, Mr. Whetsell received 350,000 shares of common stock and other equity compensation granted as follows (i) 37,500 shares of Restricted Stock on December 31, 1999, (ii) 137,500 shares of Restricted Stock on March 31, 2000 (of which 62,500 were issued on March 31, 2001 and 12,500 will be issued on March 31, 2002), and (iii) 175,000 POPs on March 29, 2000. Pursuant to the Restricted Equity Award, Mr. Emery received 175,000 shares of common stock and other equity compensation granted as follows (i) 47,500 shares of Restricted Stock on December 31, 1999, (ii) 40,000 shares of Restricted Stock on March 31, 2000, and (iii) 87,500 POPs on March 29, 2000. Pursuant to the Restricted Equity Award, Mr. Wiles received 125,000 shares of common stock and other equity compensation granted as follows
    (i) 47,500 shares of Restricted Stock on December 31, 1999, (ii) 15,000 shares of Restricted Stock on March 31, 2000, and (iii) 62,500 POPs on March 29, 2000.
(5) In December 1999, the Compensation Committee approved the grant by Meristar Hotels & Resorts, Inc. to (i) Mr. Wiles of options to purchase 50,000 shares of Meristar Hotels & Resorts, Inc. at $3.06 per share and
    (ii) Mr. Emery of options to purchase 100,000 shares of Meristar Hotels & Resorts, Inc. at $3.06 per share.

Stock Option Grants

  Messrs. Whetsell, Wiles and Emery were not granted any options in fiscal year 2000.

                              COMPENSATION PLANS

THE MERISTAR INCENTIVE PLAN

  See Proposal No. 2 for description of, and proposed change to, the MeriStar Incentive Plan .

THE MERISTAR DIRECTORS PLAN

  See Proposal No. 3 for description of, and proposed change to, the MeriStar Directors Plan.

THE PROFITS-ONLY OPERATING PARTNERSHIP UNITS ("POPS") PLAN

  As of March 29, 2000, the Board of Directors approved the MeriStar Hospitality Corporation Profits-Only Operating Partnership Units Plan (the "POPs Plan"). The purpose of the POPs Plan is to (i) attract and retain officers, directors, employees and consultants of the Company and its participating affiliates and (ii) enable such individuals to acquire an equity interest in and participate in the long-term growth and financial success of MeriStar Hospitality Operating Partnership, L.P. (the "Operating Company").

Profits-Only Operating Partnership units

  Pursuant to the POPs Plan, officers, directors, employees and consultants of the Company are eligible to receive restricted Profits-Only OP Units ("POPs") of the Operating Company. A holder of POPs normally will be entitled to receive special allocations of gain on specified dispositions of operating partnership property (including gain on revaluations of partnership property) until such time as the partnership capital account attributable to each unit is equivalent to the value of a regular OP unit at the time the POPs were issued; thereafter, the holder will receive allocations of gain and loss on specified dispositions and upon partnership revaluations based on the holder's percentage interest in the operating partnership attributable to the units. A holder of POPs will be entitled to regular distributions, in the discretion of the Company as general partner of the operating partnership and subject to the distribution priorities for other classes of partnership interests, equal to the holder's percentage interest of the proceeds from the sale of partnership property with respect to which allocations are made to such holder. POPs are subject to the transfer restrictions contained in the operating partnership agreement as well as to those additional transfer restrictions described below that are imposed by the POPs Plan and the agreement pursuant to which the POPs are granted. Holders of POPs will be entitled to exchange the POPs held by them for cash or, at the option of the Company, for shares of the Company, based upon an exchange formula and the satisfaction of other conditions contained in an exchange rights agreement entered into by such holders and the Company.

Administration

  The POPs Plan is administered by the Compensation Committee. The Compensation Committee may delegate to one or more officers or managers of the Company or an affiliate of the Company, or to a committee of such officers or managers, its authority to administer the POPs Plan. As used in this summary, the term "Administrator" means the Compensation Committee or its delegate, as appropriate.

Eligibility

  Each officer, director, employee or consultant of the Company or a participating affiliate of the Company is eligible to participate in the POPs Plan ("Participants"). The Administrator may from time to time grant restricted units to Participants. As of March 28, 2001, the class of Participants consisted of approximately 30 persons.

Restricted Units

  A Participant's rights in a POPs award will be nontransferable or forfeitable or both unless certain conditions prescribed by the Administrator are satisfied. These conditions may include, for example, a requirement that the Participant continue employment with the Company for a specified period or that the Company or the Participant achieve stated, performance-related objectives. Generally, if any conditions remain unfilled with respect to any units awarded to a Participant at the time that Participant's employment with the Company and its participating affiliates is terminated, those units will be forfeited. The Compensation Committee may, however, provide for complete or partial exceptions to this forfeiture provision.

Transferability

  Awards granted under the POPs Plan are generally nontransferable. The Administrator may, however, permit transfers to a Participant's immediate family and certain other permitted transferees.

Unit Authorization

  At any given time, the maximum number of POPs that may be granted under the POPs Plan is one million. This limitation and the terms of outstanding awards will be adjusted, as the Administrator deems appropriate, in the event of a dividend or other distribution by the Operating Company or recapitalization, merger, consolidation, issuance or exchange of POPs or other ownership interests of the Operating Company or other similar event.

Termination and Amendment

  The Administrator may amend, alter, suspend, discontinue or terminate the POPs Plan at any time provided that no such action which would materially adversely effect the rights of any Participant shall be effective without the written consent of the affected Participant.

                             EMPLOYMENT AGREEMENTS

  The Company entered into employment agreements with Paul W. Whetsell and John Emery as of April 1, 2000 and with Bruce G. Wiles as of August 3, 1998. With respect to Mr. Whetsell, the agreement has an initial term of three and one-half years with automatic renewal on a year-to-year basis thereafter unless terminated in accordance with its terms. Mr. Emery's agreement provides for an initial term of three years with automatic renewals on a year-to-year basis thereafter, unless terminated in accordance with its terms. Mr. Wiles's agreement provides for an initial term of one year and automatically extends on a day-to-day basis so that there is a rolling one-year term; however, in no event will the term of Mr. Wiles' employment agreement extend beyond December 31, 2003 or until terminated in accordance with its terms. Certain material terms of these agreements are as follows:

Base Salary

  Mr. Whetsell receives a base salary of $285,000 per year (Mr. Whetsell will also receive a base salary of $190,000 per year as an employee of MeriStar Hotels & Resorts, Inc.). Mr. Emery receives a base salary of $230,000 per year. (Mr. Emery will also receive a base salary of $120,000 per year as an employee of MeriStar Hotels & Resorts, Inc.). Mr. Wiles receives a base salary of $300,000 per year. Each base salary will be subject to review annually.

Annual Incentive Bonus

  Each executive is eligible to receive an annual incentive bonus at the following targeted amounts of base salary:

                                                                          Maximum
                                                        Threshold          Bonus
                                                         Target   Target  Amount
                                                        --------- ------  -------
Paul W. Whetsell.......................................   25.0%   125.0%   150.0%
John Emery.............................................   25.0%   112.5%   137.5%
Bruce G. Wiles.........................................   25.0%   100.0%   125.0%

  The amount of the annual bonus is based on the achievement of predefined operating or performance goals and other criteria to be established by the Compensation Committee of the Board of Directors.

Long-Term Incentives

  Each executive is eligible to participate in the MeriStar Incentive Plan. Awards are made at the discretion of the Compensation Committee.

Certain Severance Benefits

  If at any time during the term of their respective employment agreements or any automatic renewal period, the employment of Messrs. Whetsell, Wiles or Emery is terminated, he shall be entitled to receive the benefits described below.

  Termination by the Company Without Cause or by the Executive with Good Reason. In the case of Mr. Whetsell, if such executive is terminated without cause or voluntarily terminates with "good reason," he is entitled to a lump-sum payment equal to the product of (x) the sum of (A) his then annual base salary and (B) the amount of his bonus for the preceding year multiplied by
(y) the greater of (A) two and one-half (2 ) and (B) a fraction, the numerator of which is the number of days remaining in the term of the employment agreement, without further extension, and the denominator of which is 365. In addition, all of the executive's unvested options and restricted stock will immediately vest and become exercisable for a period of one year thereafter and shares of restricted stock previously granted to the executive will become free from all contractual restrictions, effective as of the termination date. In addition, the Company will continue in effect certain benefits under the employment agreement, including, but not limited to, life and health insurance plans, or their equivalent for a period equal to the greater of two and one-half (2 1/2) years or the remaining term of the employment agreement, without further extension.

  In the case of Mr. Emery, if such executive is terminated without cause or voluntarily terminates with "good reason," he is entitled to a lump-sum payment equal to the product of (x) the sum of (A) his then annual base salary and (B) the amount of his bonus for the preceding year multiplied by (y) the greater of (A) two (2) and (B) a fraction, the numerator of which is the number of days remaining in the term of the employment agreement, without further extension, and the denominator of which is 365. In addition, all of the executive's unvested options and restricted stock will immediately vest and become exercisable for a period of one year thereafter and shares of restricted stock previously granted to the executive will become free from all contractual restrictions, effective as of the termination date. In addition, the Company will continue in effect certain benefits under the employment agreement, including, but not limited to, life and health insurance plans, or their equivalent for a period equal to the greater of two (2) years or the remaining term of the employment agreement, without further extension

  In the case of Mr. Wiles, if such executive is terminated without cause or voluntarily terminates with "good reason" he will be entitled to receive (i) a lump-sum payment equal to one time his annual base salary, (ii) the amount of his bonus for the preceding year, (iii) immediate vesting and exercisability of all unvested stock options and restricted stock awards and (iv) the continuance of certain benefits under his employment agreement, but only until the earlier of (x) one year from the end of the term of his employment agreement or (y) the date on which he obtains health insurance coverage from a subsequent employer.

  Termination Due to Death or Disability. Upon termination due to death or disability, the executive or his estate will receive a lump-sum payment equal to the executive's base salary, plus the pro rata portion of his bonus for the fiscal year in question, in addition to payment for one year of any other compensation due the executive pursuant to his employment contract. Any unvested portion of such executive's stock options and restricted stock will vest immediately and become exercisable for a period of one year thereafter, and the shares of restricted stock previously granted to the executive will become free from all contractual restrictions.

  Voluntary Termination or Termination for Cause. Upon voluntary termination or termination for "cause" by the Company, the executive will receive the accrued and unpaid amount of his base salary through the termination date. Any unvested options will terminate immediately, and any vested options held by the executive will expire ninety (90) days after the termination date.

  Termination Following a Change in Control. If Messrs. Whetsell or Emery are terminated without cause or voluntarily terminates with "good reason" within 24 months following a "Change in Control," the executive will receive the following benefits: (i) a lump-sum payment equal to the product of (x) the sum of (A) his then annual base salary and (B) the amount of his bonus for the preceding year, or if the term of the employment agreement is terminated in its initial year his target bonus for such year, multiplied by (y) the greater of (A) three and one-half (3 ) in the case of Mr. Whetsell, or three in the case of Mr. Emery and (B) a fraction, the numerator of which is the number of days remaining in the term of the employment agreement, without further extension, and the denominator of which is 365; and (ii) all unvested stock options and shares of restricted stock held by the executive will immediately vest and be exercisable for a period of one year thereafter and shares of restricted stock previously granted to the executive will become free from contractual restrictions; and (iii) the continuance of certain benefits under the employment agreement, including, but not limited to, life and health insurance plans, or their equivalent for a period equal to the greater of two years or the remaining term of the employment agreement, without further extension. In the case of Mr. Wiles, he would be entitled to the same type of benefits provided the termination occurred within 18 months of the Change in Control, except his lump-sum payment will be two times the sum of his then-annual base salary plus bonus, and the total payments would be limited to the amount which is deductible under section 280G of the Internal Revenue Code; but only if, by reason of such limitation, the net after tax benefit of the executive shall exceed the net after tax benefit if such limitation were not made.

  Change in Control Payments. In the case of Messrs. Whetsell or Emery, in the event that any accelerated vesting of such executive's rights with respect to stock options, restricted stock or any other payment, benefit or compensation results in the imposition of an excise tax payable by the executive under section 4999 of the Internal Revenue Code, or any successor or other provision with respect to "excess parachute payments" within the meaning of section 280G(b) of the Internal Revenue Code, MeriStar will make a cash payment to the executive in the amount of such excise tax (the "Excise Tax Payment") and shall also make a cash payment to the executive in an amount equal to the total of federal, state and local income and excise taxes for which the executive may be liable on account of such Excise Tax Payment.

  No set-off requirements. In the case of Messrs. Whetsell or Emery, in the event of termination of such executive's employment, the executive will not be required to seek alternative employment and, in the event the executive does secure other employment, no compensation or other benefits received in respect of such employment shall be set-off or in any other way limit or reduce the obligations of the Company under the employment agreements.

                            COMPENSATION COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION

  The Company's executive compensation program provides competitive levels of compensation designed to integrate pay with the Company's annual and long-term performance goals. Underlying this objective are the following concepts: supporting an individual pay-for-performance policy that differentiates compensation levels based on corporate and individual performance; motivating key senior officers to achieve strategic business objectives and rewarding them for that achievement; providing compensation opportunities which are competitive to those offered in the marketplace, thus allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and, aligning the interest of executives with the long-term interests of the Company's Stockholders.

  In the interest of balancing all key Stockholder interests, the Compensation Committee believes that the compensation of the executive officers of the Company, along with the compensation of other officers, should be comprised of a combination of base salary, short-term annual incentive bonus under the employment agreements and long-term stock options, stock appreciation rights and restricted stock under the MeriStar Incentive Plan and restricted operating partnership units ("POPs") under the POPs Plan. While these elements are balanced in total in comparison to other comparable organizations, the Compensation Committee believes that potential compensation in the form of performance-related variable compensation should be emphasized. Variable compensation will be both short-term and long- term based. The resulting total package has been designed to reward officers for the creation of long-term stockholder value in excess of other comparable organizations.

Base Salary

  In determining the appropriate amount of fixed base pay for officers, the Compensation Committee compared the officers' base salaries with those paid to other executives in the hospitality industry.

Incentive Bonus

  Pursuant to employment agreements, certain employees of the Company are eligible to receive cash bonuses upon fulfillment of predetermined corporate and individual goals. Full bonus payouts will be made only if the Company's performance goals are exceeded. Bonuses will not be available if minimum performance goals are not met.

Restricted Stock and Operating Partnership Units

  Restricted shares may be granted to officers and other key employees of the Company under the MeriStar Incentive Plan. The Compensation Committee believes that the grant of restricted shares focuses attention on managing the Company from the perspective of an owner with an equity stake in the business. Since the value of a restricted share or a restricted POPs bears a direct relationship to the Company's stock price, it serves as an effective long-term incentive, which is highly compatible with the interests of Stockholders, and is therefore an important element of the Company's compensation policy.

  In 1999, the Committee retained the services of an independent outside compensation consulting firm to conduct an executive compensation study (i) to determine the competitiveness of the Company's total compensation package and
(ii) to further link incentive plans with shareholder interests. As part of the study, restricted stock and POPs were granted on December 31, 1999 and in March 2000 (see the Executive Compensation table and, in particular, Note 4 to the table). The POPs granted vest over three years and are subject to the achievement of certain performance-based criteria. The restricted stock granted vests over a three year period conditioned on continued employment.

Stock Options

  Stock options and stock appreciation rights are granted to officers and other key employees of the Company under the Incentive Plan as incentives to promote long-term growth and to increase Stockholder value. The Compensation Committee believes that the grant of options focuses attention on managing the Company from the perspective of an owner with an equity stake in the business. Since the value of an option bears a direct relationship to the Company's stock price, it serves as an effective long-term incentive, which is highly compatible with the interests of Stockholders, and is therefore an important element of the Company's compensation policy. During 2000, none of the executive officers received options under the Incentive Plan.

Chief Executive Officer Compensation

  Mr. Whetsell's base salary as Chairman of the Board and Chief Executive Officer of the Company for 2000 was $285,000 per year (Mr. Whetsell will also receive a base salary of $190,000 per year as an employee of MeriStar Hotels & Resorts, Inc.), which is comparable to base salary for other chief executive officers in the hospitality industry. Mr. Whetsell's base salary for 2001 will be $285,000 per year (Mr. Whetsell will also receive a base salary of $190,000 per year as an employee of MeriStar Hotels & Resorts, Inc.), which will continue to be comparable with other chief executive officers in the hospitality industry. Mr. Whetsell's compensation is established by the Compensation Committee.

Tax Deductibility of Compensation

  Section 162(m) of the Code, generally limits the deductibility on the Company's tax return of compensation over $1 million to any of the officers of the Company unless the compensation is paid pursuant to a plan which is performance-related, non-discriminatory and has been approved by the Company's Stockholders. The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted. The Compensation Committee has the authority to award compensation in excess of the $1 million limit, regardless of whether that compensation will be deductible, if the Compensation Committee determines in good faith that the compensation is appropriate to incentivize and compensate the recipient.

                                          The Compensation Committee
                                          Daniel L. Doctoroff
                                          James R. Worms
                                          William S. Janes

                                PROPOSAL NO. 5
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  At the Annual Meeting, the stockholders will vote on the ratification of the appointment of KPMG certified public accountants ("KPMG"), as independent auditors to audit the accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2001.

  The Board of Directors, upon the recommendation of its Audit Committee, has appointed KPMG, LLP to serve as our independent auditors for 2001, subject to the approval of our stockholders. KPMG has been the independent auditors of the Company since the Merger and was the independent auditors of CapStar prior to the Merger. A representative of KPMG will be present at the Annual Meeting and will have an opportunity to make a statement if he desires. He will be available to answer appropriate questions.

  The following fees were paid to KPMG LLP, our independent accountants, for the year ended December 31, 2000:

   Audit Fees......................................................... $ 82,500
   Financial information systems design and Implementation fees.......      --
   All other fees..................................................... $161,000
                                                                       --------
   Total Fees......................................................... $234,500
                                                                       ========

  The Audit Committee evaluates and considers whether any financial information systems design and implementation services and other non-audit services provided by KPMG LLP to the Company are compatible with maintaining KPMG LLP's independence pursuant to Independence Standards Board Standard No. 1.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                         REPORT OF THE AUDIT COMMITTEE

  The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the New York Stock Exchange listing standards. The Audit Committee operates under a written charter approved by the Board of Directors.

  Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In performing these responsibilities, the Audit Committee necessarily relies on the work and assurances of the Company's management and the independent accountants.

  In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent accountants the December 31, 2000 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

  Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

                                          The Audit Committee
                                          James Dannhauser, Chairman
                                          H. Cabot Lodge, III
                                          James R. Worms

  A copy of the Audit Committee Charter is attached to this Proxy Statement as Annex 2.

                               PERFORMANCE GRAPH

  The following graph compares the cumulative annual return of the Common Stock since August 20, 1996, the date CapStar Hotel Company, the Company's predecessor, began trading on the New York Stock Exchange, with the cumulative total return of the New York Stock Exchange Market Value Index ("NYSE Market Index") and the Company's peer group (the "Peer Group") index over the same period, assuming an initial investment of $100 on August 20, 1996, with all dividends reinvested. The Peer Group consists of Host Marriott Corporation, Felcor Lodging Trust, Inc., Boykin Lodging Inc., InnKeepers USA Trust, and RFS Hotel Investors, Inc. The Company believes that the Peer Group represents the Company's principal competitors in the hotel ownership segment of the hospitality industry. In addition, the Peer Group is comprised of publicly traded Companies whose market capitalizations and principal lines of business are comparable to those of the Company.

                              [GRAPH APPEARS HERE]

                                                          FISCAL YEAR ENDING
------------------------         ----------------------------------------------------------------------
COMPANY/INDEX/MARKET             8/20/1996  12/31/1996   12/31/1997  12/31/1998  12/31/1999  12/31/2000
MeriStar Hospitality                100.00      109.03       190.63      108.26      104.46      142.10
Customer Selected Stock List        100.00      120.10       141.86      104.14       75.45      120.45
NYSE Market Index                   100.00      111.89       147.20      175.16      191.80      196.38

Assumes $100 invested on August 20, 1996.
Assumes Dividend Reinvested.
--------
(1) Index calculations for the period from August 20, 1996 to August 3, 1998 relate to the stock price of CapStar Hotel Company. CapStar Hotel Company and American General Hospitality Corporation merged on August 3, 1998 to create the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationships among Officers and Directors

  Mr. Whetsell is an executive officer, director and Stockholder of MeriStar Hotels & Resorts, Inc. manager of a majority of the Company's hotels. Mr. Jorns is a director and stockholder of MeriStar Hotels & Resorts, Inc. Mr. Wiles is a holder of limited partnership interests in the operating partnership of MeriStar Hotels & Resorts, Inc.

                            PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 28, 2001 by (i) all persons known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director who is a Stockholder, (iii) each of the Named Executive Officers, and
(iv) all directors and executive officers as a group.

                                                 Shares Beneficially Owned
                                                 ------------------------------
Name & Address of Beneficial Owner                  Number        Percentage
----------------------------------               --------------- --------------
Franklin Resources, Inc.(1)....................        6,729,304          15.1%
Wellington Management Company, LLP(2)..........        3,544,000           7.9%
Cohen & Steers Capital Management, Inc.(3).....        2,936,700           6.6%
James F. Dannhauser(4).........................            6,667             *
Daniel L. Doctoroff(5).........................          329,162             *
John Emery(6)..................................          467,893           1.0%
William S. Janes(7)............................           30,812             *
Steven D. Jorns(8).............................          841,665           1.9%
H. Cabot Lodge III(9)..........................           15,724             *
Paul W. Whetsell(10)...........................        1,314,949           2.9%
James R. Worms(9)..............................           36,203             *
Bruce G. Wiles(11).............................          563,894           1.3%
D. Ellen Shuman................................              --            --
Executive officers and directors as a group (10
 persons)......................................        3,606,949           7.7%

--------
  * Represents less than 1% of the class.
 (1) Beneficial Ownership information is based on Schedule 13G/A jointly filed by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisers, Inc. (all located at 777 Mariners Island Boulevard, San Mateo, California 94404), dated February 9, 2001.
 (2) Beneficial Ownership information is based on Schedule 13G/A filed by Wellington Management Company, LLP (located at 75 State Street, Boston, Massachusetts 02109), dated February 14, 2001.
 (3) Beneficial Ownership information is based on Schedule 13G/A filed by Cohen & Steers Capital Management, Inc. (located at 757 Third Avenue, New York, New York 10017), dated February 13, 2001.
 (4) Includes 6,667 shares of Common Stock that have vested under options granted.
 (5) Includes 53,068 shares held by Cherwell Investors, Inc. ("Cherwell"), 75,260 shares held by Penobscot Partners, L.P. ("Penobscot"), 100,000 shares held by PTJ Merchant Banking Partners, L.P. ("PTJ Merchant") and 12,132 shares held by Oak Hill Partners, Inc., as to which shares Mr. Doctoroff disclaims beneficial ownership except to the extent of his pecuniary interest therein. Mr. Doctoroff is Managing Director of Oak Hill Partners, Inc., the principal business of which is serving as an investment consultant to Acadia Partners, L.P., which is the sole shareholder of Cherwell. Mr. Doctoroff is also the Executive Vice President of PTJ, Inc., which is the managing general partner of PTJ Merchant. PTJ Merchant is the sole general partner of Penobscot. Mr. Doctoroff's beneficial holdings also include 21,667 shares of Common Stock that have vested under options granted.
 (6) Includes (i) 318,022 shares of Common Stock that have vested under options granted and (ii) 80,667 shares of restricted Common Stock that constitute stock awards.
 (7) Includes 21,667 shares of Common Stock that have vested under options granted.
 (8) Includes (i) 538,350 shares of Common Stock that have vested under options granted and (ii) 30,000 shares of restricted Common Stock that constitute stock awards.
 (9) Includes 15,142 shares of Common Stock that have vested under options granted.
(10) Includes (i) 168,500 shares of restricted Common Stock that constitute stock awards, (ii) 694,164 shares of Common Stock that have vested under options granted and (iii) shares held by entities over which Mr. Whetsell has beneficial ownership within the meaning of Rule 13d-3.
(11) Includes (i) 55,667 shares of restricted Common Stock that constitute stock awards, (ii) 398,429 shares of Common Stock that have vested under options granted and (iii) 5,758 operating partnership units.

Section 16(A) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires directors and executive officers of the Company, and persons who own more than 10% of the issued and outstanding shares of Common Stock, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission ("SEC"). Directors, executive officers and greater than 10% Stockholders are required by SEC regulation to furnish the Company copies of all Section 16(a) forms they file.

  Based on a review of the copies of the forms furnished to the Company or representations by reporting persons, all of the filing requirements applicable to its officers, directors and greater than 10% Stockholders were met for the 2000 fiscal year except for the Forms 4s filed in April 2001 by Messrs. Whetsell, Emery and Wiles.

                                 MISCELLANEOUS

Proxy Solicitation

  The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving additional compensation, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of the Common Stock, and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials. In addition, MacKenzie Partners, Inc., a proxy solicitation firm, has been engaged by the Company to act as proxy solicitor and will receive fees estimated at $6,500, plus reimbursement of out-of-pocket expenses.

Annual Report

  The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 2000 is being forwarded to each Stockholder with this Proxy Statement.

Stockholder's Nominations and Proposals for Next Annual Meeting

  The Company's Bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at an annual meeting, written notice (including certain specified information) generally must be delivered to the Secretary of the Company, at its principal executive offices, not later than the close of business on the 60th day and no earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. Accordingly, under the current Bylaws, a stockholder nomination or proposal intended to be considered at the 2002 Annual Meeting must be received by the Secretary after the close of business on February 24, 2002 and prior to the close of business on March 25, 2002. The Secretary of the Company will provide a copy of the Company's Charter and Bylaws upon written request and without charge.

Other Matters

  The Board of Directors does not intend to bring any matter before the Annual Meeting other than as set forth in the Notice of Annual Meeting and as described in this Proxy Statement and other than matters incidental to the conduct of the meeting. However, if any other matter should properly come before the Annual Meeting, the persons named as proxies in the accompanying Proxy intend to vote in accordance with their discretion on any such matter.

                                          LOGO
                                          Christopher L. Bennett
                                          Secretary

April   , 2001

COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO CHRISTOPHER L. BENNETT, SECRETARY, MERISTAR HOSPITALITY CORPORATION, 1010 WISCONSIN AVENUE, N.W., WASHINGTON, D.C. 20007.

                                    ANNEX 1
                             AMENDMENT TO CHARTER

                             ARTICLES OF AMENDMENT
                                      OF
                 SECOND ARTICLES OF AMENDMENT AND RESTATEMENT
                                      OF
                       MERISTAR HOSPITALITY CORPORATION

  MeriStar Hospitality Corporation, a Maryland corporation, having its principal office in the State of Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

  FIRST: Section 2 of Article V of the Corporation's Second Articles of Amendment and Restatement (as amended, the "Charter") is hereby deleted in its entirety and substituted in lieu thereof with the following section:

SECTION 2. REIT-RELATED RESTRICTIONS AND LIMITATIONS ON THE EQUITY STOCK

  The Corporation shall seek to elect and maintain status as a REIT under the Code. Until such time as Article V shall have been amended in accordance with
Section 2(E) of this Article V in order to terminate the REIT status of the Corporation, it shall be the duty of the Board of Directors to use commercially reasonable efforts to ensure that the Corporation satisfies the requirements for qualification as a REIT under the Code, including, but not limited to, the ownership of its outstanding stock, the nature of its assets, the sources of its income, and the amount and timing of its distributions to the Corporation's stockholders (the "Stockholders"). Restrictions on Transfer.

Definitions.

  For purposes of this Article V, the following terms shall have the following meanings set forth below:

    "Beneficial Ownership" shall mean ownership of shares of Equity Stock by a Person who would be treated as an owner of such shares of Equity Stock either directly or indirectly through the application of section 544 of the Code, as modified by section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns," "Beneficially Own," and "Beneficially Owned" shall have correlative meanings.

    "Beneficiary" shall mean, with respect to any Trust, one or more organizations described in each of section 170(b)(1)(A) (other than clauses
  (vii) or (viii) thereof) and section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of Section 2(B)(1) of Article V hereof.

  "Board of Directors" shall mean the Board of Directors of the Corporation.

  "Constructive Ownership" shall mean ownership of shares of Equity Stock or Manager Shares, as applicable, by a Person who would be treated as an owner of such shares of Equity Stock or Manager Shares either directly or indirectly through the application of section 318 of the Code, as modified by section 856(d)(5) of the Code. The terms "Constructive Owner,"

  "Constructively Owns," "Constructively Own," and "Constructively Owned" shall have correlative meanings.

  "Covered Person" shall mean (i) a Person, who or which (ii) Constructively Owns both outstanding shares of Equity Stock and Manager Shares; provided that (A) during such time as the Equity Stock is regularly traded, within the meaning of section 856(d)(3) of the Code, on the New York Stock Exchange, clause (ii) of this definition shall be applied in the case of Equity Stock by including only Persons who Constructively Own outstanding shares of Equity Stock in excess of 5% of the total outstanding shares of Equity Stock and (B) during such time as any class of Manager Shares of a Manager Entity that is a corporation are regularly traded, within the meaning of section 856(d)(3) of the Code, on the New York Stock Exchange or any other established securities market (within the meaning of section 856(d)(3) of the Code), clause (ii) of this definition shall be applied in the case of such class of Manager Shares by including only Persons who Constructively Own outstanding shares of such class of Manager Shares in excess of 5% of the total outstanding shares of such class of Manager Shares. A Person shall also be treated as a Covered Person if such Person does not Constructively Own any shares of Equity Stock, but a Transfer or attempted Transfer of shares of Equity Stock to such Person would have been prohibited by this Article V if such Person had already owned any shares of Equity Stock.

    "Equity Stock" shall mean Common Stock of the Corporation. The term "Equity Stock" shall include all shares of Common Stock of the Corporation that are held as Shares-in-Trust in accordance with the provisions of
  Section 2(B) of Article V hereof.

    "Initial Public Offering" means the sale of shares of Common Stock pursuant to the Corporation's first effective registration statement for such shares of Common Stock filed under the Securities Act of 1933, as amended.

    "Look-Through Entity" shall mean an entity (i) that is looked through for purposes of the "closely held" test in section 856(h) of the Code and (ii) each beneficial owner of which would satisfy the Ownership Limit if such beneficial owner owned directly its proportionate share of the shares of Equity Stock that are held by the Look-Through Entity, which, by way of example, could include (i) a pension trust that qualifies for look-through treatment under section 856(h)(3) of the Code, (ii) an entity that qualifies as a regulated investment company under section 851 of the Code, or (iii) a corporation.

    "Look-Through Ownership Limit" shall mean 15% of the number of outstanding shares of any class of Equity Stock.

    "Manager Entity" shall mean any of (i) Doral International, Inc. or its successor, (ii) MeriStar Hotels & Resorts, Inc. or its successor or (iii) any other Person that has in effect any management agreement or similar service contract pursuant to which such Person manages or operates any lodging or related facility of the Corporation or any of its affiliates or subsidiaries.

    "Manager Ownership Limit" shall mean 34.9% of the total outstanding shares of Equity Stock.

    "Manager Share Percentage" shall mean (i) with respect to each Manager Entity that is a corporation, 35% of either (A) the total combined voting power of all Manager Shares entitled to vote or (B) the total outstanding Manager Shares and (ii) with respect to each Manager Entity that is not a corporation, 35% of the total interests in the assets or net profits of such Person.

    "Manager Shares" shall mean (i) outstanding shares of stock of any Manager Entity that is a corporation, including, without limitation, any such shares that are held in trust in accordance with such corporation's certificate of incorporation and (ii) interests in the assets or net profits of any Manager Entity that is not a corporation.

    "Market Price" on any date shall mean the average of the Closing Price for the five consecutive Trading Days ending on such date. The "Closing Price" on any date shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Equity Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Equity Stock are listed or admitted to trading or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the shares of Equity Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of Equity Stock selected by the Board of Directors.

    "MeriStar Hospitality Operating Partnership Agreement" shall mean the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as it may be amended or restated from time to time.

    "Non-Transfer Event" shall mean an event, other than a purported Transfer, that would cause any Person or one or more Covered Persons, as applicable, to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Manager Ownership Limit, the Ownership Limit or the Look-Through Ownership Limit, as applicable, including, but not limited to, the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares of Equity Stock or the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for shares of Equity Stock.

    "Operating Partnership" shall mean MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership.

    "Ownership Limit" shall mean 9.8% of the number of outstanding shares of any class of Equity Stock.

    "Permitted Transferee" shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 2(B)(5) of Article V hereof.

    "Person" shall mean an individual, corporation, partnership, estate, trust, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in section 642(c) of the Code, association, private foundation within the meaning of section 509(a) of the Code, joint stock company or other entity and also includes a "group" as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

    "Prohibited Owner" shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of Section 2(A)(3) of Article V hereof, would own record title to shares of Equity Stock.

    "Restriction Termination Date" shall mean the first day after the date of the Initial Public Offering on which this Article V has been amended in accordance with Section 2(E) of this Article V in order to terminate the REIT status of the Corporation.

    "Shares-in-Trust" shall mean any shares of Equity Stock designated Shares-in-Trust pursuant to Section 2(A)(3) of Article V hereof.

    "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Equity Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

    "Transfer" (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of shares of Equity Stock, whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. "Transfer" (as a verb) shall have the correlative meaning.

    "Trust" shall mean any separate trust created pursuant to Section 2(A)(3) of Article V hereof and administered in accordance with the terms of
  Section 2(B) of Article V hereof, for the exclusive benefit of any Beneficiary.

    "Trustee" shall mean any Person or entity unaffiliated with both the Corporation and any Prohibited Owner, such Trustee to be designated by the Corporation to act as trustee of any Trust, or any successor trustee thereof.

Restriction on Transfers.

  Subject to Section 2(A)(8) of Article V hereof, and except as provided in
Section 2(A)(7) of Article V hereof, from the date of the Initial Public Offering and prior to the Restriction Termination Date, (i) no Person shall Beneficially Own or Constructively Own outstanding shares of Equity Stock in excess of the Ownership

Limit; provided, however, a Look-Through Entity may Beneficially Own or Constructively Own outstanding shares of Equity Stock in an amount not to exceed the Look-Through Ownership Limit, and (ii) any Transfer that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Equity Stock in excess of the Ownership Limit or the Look-Through Ownership Limit, as applicable, shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the Ownership Limit or the Look-Through Ownership Limit, as applicable, and the intended transferee shall acquire no rights in such excess shares of Equity Stock.

  Subject to Section 2(A)(8) of Article V hereof, and except as provided in
Section 2(A)(7) of Article V hereof, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in shares of Equity Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of that number of shares which would be otherwise beneficially owned (determined without reference to any rules of attribution) by the transferee, and the intended transferee shall acquire no rights in such shares of Equity Stock.

  From the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer of shares of Equity Stock that, if effective, would result in the Corporation being "closely held" within the meaning of
Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such shares of Equity Stock.

  From the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer of shares of Equity Stock that, if effective, would cause the Corporation to Constructively Own 9.9% or more of the ownership interests in a tenant of the real property of the Corporation, the Operating Partnership or any direct or indirect subsidiary (including, without limitation, partnerships and limited liability companies) of the Corporation or the Operating Partnership (a "Subsidiary"), within the meaning of Section 856(d)(2)(B) of the Code, shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would cause the Corporation to Constructively Own 9.9% or more of the ownership interests in a tenant of the Corporation's, the Operating Partnership's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code, and the intended transferee shall acquire no rights in such excess shares of Equity Stock.

  Subject to Section 2(A)(8) of Article V hereof, and except as provided in
Section 2(A)(7) of Article V hereof, on any date prior to the Restriction Termination Date, (i) one or more Covered Persons who or which Constructively Own Manager Shares in excess of the Manager Share Percentage may not Constructively Own shares of Equity Stock in excess of the Manager Ownership Limit and (ii) any Transfer that, if effective, would result in one or more Covered Persons, who or which Constructively Own Manager Shares in excess of the Manager Share Percentage, Constructively Owning shares of Equity Stock in excess of the Manager Ownership Limit shall be void ab initio as to the Transfer of such shares of Equity Stock that would otherwise be Constructively Owned by any Covered Person or Persons as a result of such Transfer and would result in one or more Covered Persons Owning shares of Equity Stock in excess of the Manager Ownership Limit and the intended transferee or transferees shall acquire no rights in such shares of Equity Stock.

  Subject to Section 2(A)(8) of Article V hereof, on any date prior to the Restriction Termination Date, (i) no Manager Entity shall Constructively Own shares of Equity Stock in excess of the Manager Ownership Limit and (ii) any Transfer that, if effective, would result in any Manager Entity Constructively Owning shares of Equity Stock in excess of the Manager Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Constructively Owned by such Person in excess of the Manager Ownership Limit and the intended transferee shall acquire no rights in such excess shares of Equity Stock.

Transfer to Trust

  If, notwithstanding the other provisions contained in this Section 2(A) of
Article V, at any time after the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer or

Non-Transfer Event such that any Person would either Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit (or, in the case of a Look-Through Entity, either Beneficially Own or Constructively Own shares of Equity Stock in excess of the Look-Through Ownership Limit), then, (i) except as otherwise provided in Section 2(A)(7) of
Article V hereof, the purported transferee shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the shares of Equity Stock Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner, shall cease to own any right or interest) in such number of shares of Equity Stock which would cause such Beneficial Owner or Constructive Owner to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit or the Look-Through Ownership Limit, as applicable, (ii) such number of shares of Equity Stock in excess of the Ownership Limit or the Look-Through Ownership Limit, as applicable (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of Section 2(B) of Article V hereof, transferred automatically and by operation of law to the Trust to be held in accordance with that Section 2(B) of Article V, and (iii) the Prohibited Owner shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee. Such transfer to a Trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

  If, notwithstanding the other provisions contained in this Section 2(A) of
Article V, at any time after the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (i) result in the shares of Equity Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution), (ii) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or (iii) cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation's, the Operating Partnership's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code, then
(x) the purported transferee shall not acquire any right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the shares of Equity Stock with respect to which such Non-Transfer Event occurred, shall cease to own any right or interest) in such number of shares of Equity Stock, the ownership of which by such purported transferee or record holder would (A) result in the shares of Equity Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution), (B) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or (C) cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation's, the Operating Partnership's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code, (y) such number of shares of Equity Stock (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of Section 2(B) of Article V hereof, transferred automatically and by operation of law to the Trust to be held in accordance with that Section 2(B) of Article V, and
(z) the Prohibited Owner shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee. Such transfer to a Trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

  If, notwithstanding the other provisions contained in this Section 2(A) of this Article V, at any time prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that (i) one or more Covered Persons, who or which Constructively Own Manager Shares in excess of the Manager Share Percentage, would Constructively Own shares of Equity Stock in excess of the Manager Ownership Limit, or (ii) any Manager Entity would Constructively Own shares of Equity Stock in excess of the Manager Ownership Limit then, (x) except as otherwise provided in Section 2(A)(7) of Article V hereof, the purported transferee or transferees shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the shares of Equity Stock Constructively Owned by such Constructive Owner, shall cease to own any right or interest) in such number of shares of Equity Stock which would cause such Covered Person or Covered Persons to Constructively Own shares of Equity Stock in excess of the Manager Ownership Limit or would cause such Manager Entity to Constructively Own shares of Equity Stock in excess of the Manager Ownership Limit, as applicable, (y) such number of shares of Equity Stock in excess of the Manager Ownership Limit (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of Section 2(B) of Article V hereof, transferred automatically and by operation of law to the Trust to be held in accordance with that Section 2(B) of Article V, and (z) the Prohibited Owner or Prohibited Owners shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee. Such transfer to a Trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

Remedies For Breach

  If the Corporation, or its designees, shall at any time determine in good faith that a Transfer has taken place in violation of Section 2(A)(2) of
Article V hereof or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Equity Stock in violation of Section 2(A)(2) of Article V hereof, the Corporation shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or acquisition.

  Notice of Restricted Transfer. Any Person who acquires or attempts to acquire shares of Equity Stock in violation of Section 2(A)(2) of Article V hereof, or any Person who owned shares of Equity Stock that were transferred to the Trust pursuant to the provisions of Section 2(A)(3) of Article V hereof, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or Non-Transfer Event, as the case may be, on the Corporation's status as a REIT.

Owners Required to Provide Information from the date of the Initial Public Offering and prior to the Restriction Termination Date:

  Every Beneficial Owner or Constructive Owner of more than 5%, or such lower percentages as required pursuant to regulations under the Code (currently Regulation (S)1.857-8(d)), of the outstanding shares of all classes of stock of the Corporation shall, within 30 days after January 1 of each year, provide to the Corporation a written statement or affidavit stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Equity Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Corporation's status as a REIT and to ensure compliance with the Manager Ownership Limit, the Ownership Limit or the Look-Through Ownership Limit, as applicable.

  Each Person who is a Beneficial Owner or Constructive Owner of shares of Equity Stock and each Person (including the stockholder of record) who is holding shares of Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation a written statement or affidavit stating such information as the Corporation may request in order to determine the Corporation's status as a REIT and to ensure compliance with the Manager Ownership Limit, the Ownership Limit or the Look-Through Ownership Limit, as applicable.

  Exception. The Ownership Limit or the Look-Through Ownership Limit, as applicable, shall not apply to the acquisition of shares of Equity Stock by an underwriter that participates in a public offering of such shares for a period of 90 days following the purchase by such underwriter of such shares provided that the restrictions contained in Section 2(A)(2) of Article V hereof will not be violated following the distribution by such underwriter of such shares. The Manager Ownership Limit shall not apply to the acquisition of shares of Equity Stock or rights, options or warrants for, or securities convertible into, shares of Equity Stock, by an underwriter that participates in a public offering of such shares, rights, options, warrants or convertible securities for a period of 90 days following the purchase by such underwriter of such shares, rights, options, warrants or convertible securities provided that the underwriter, alone or in combination with one or more other Covered Persons, does not Constructively Own shares of Equity Stock in excess of the Manager Ownership Limit. In addition, the Board of Directors, in its sole discretion and upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors as it may deem necessary or desirable in order to maintain the Corporation's status as a REIT, may exempt a Person from the Ownership

Limit or the Look-Through Ownership Limit, if (i) such Person is not (A) an individual for purposes of Code Section 542(a)(2), as modified by Code Section 856(h) or (B) treated as the owner of such stock for purposes of Code Section 542(a)(2), as modified by Code Section 856(h) and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person's Beneficial or Constructive Ownership of such shares of Equity Stock will violate Section 2(A)(2)(b), 2(A)(2)(c), 2(A)(2)(d), 2(A)(2)(e) or 2(A)(2)(f) of Article V hereof, (ii)
such Person does not and represents that it will not Constructively Own shares of Equity Stock to the extent that such Constructive Ownership of Equity Stock would result in the Corporation being "closely held" within the meaning of
Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation Constructively Owning an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation, the Operating Partnership or a Subsidiary to Constructively Own more than a 9.9% interest in such tenant), and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact, and (iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 2(A)(2) through 2(A)(6) of this Article V) will result in such shares of Equity Stock that are in excess of the Ownership Limit or Look-Through Ownership Limit, as the case may be, being designated as Shares-in-Trust in accordance with the provisions of Section 2(A)(3) of
Article V hereof.

New York Stock Exchange Transactions

  Notwithstanding any provision contained herein to the contrary, nothing in these Articles of Amendment and Restatement shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange, Inc. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article V and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article.

Shares-in-Trust

  Trust. Any shares of Equity Stock transferred to a Trust and designated Shares-in-Trust pursuant to Section 2(A)(3) of Article V hereof shall be held for the exclusive benefit of the Beneficiary. The Corporation shall name a Beneficiary for each Trust within five days after the establishment thereof. Any transfer to a Trust, and subsequent designation of shares of Equity Stock as Shares-in-Trust, pursuant to Section 2(A)(3) of Article V hereof shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event that results in the transfer to the Trust. Shares-in-Trust shall remain issued and outstanding shares of Equity Stock of the Corporation and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding shares of Equity Stock of the same class and series. When transferred to a Permitted Transferee in accordance with the provisions of Section 2(B)(5) of Article V hereof, such Shares-in-Trust shall cease to be designated as Shares-in-Trust.

  Dividend Rights. The Trust, as record holder of Shares-in-Trust, shall be entitled to receive all dividends and distributions as may be authorized by the Board of Directors on such shares of Equity Stock and shall hold such dividends or distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to Shares-in-Trust shall repay to the Trust the amount of any dividends or distributions received by it that (i) are attributable to any shares of Equity Stock designated Shares-in-Trust and (ii) the record date of which was on or after the date that such shares became Shares-in-Trust. The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or distributions payable on shares of Equity Stock Beneficially Owned or Constructively Owned by the Person who, but for the provisions of Section 2(A)(3) of Article V hereof, would Constructively Own or Beneficially Own the Shares-in-Trust; and, as soon as reasonably practicable following the Corporation's receipt or withholding thereof, paying over to the Trust for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

  Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of, or any distribution of the assets of, the Corporation, each holder of Shares-in-Trust shall be entitled to receive, ratably with each other holder of shares of Equity Stock of the same class or series, that portion of the assets of the Corporation which is available for distribution to the holders of such class or series of shares of Equity Stock. The Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, or winding-up, or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts pursuant to this Section 2(B)(3) of Article V in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the shares of Equity Stock and, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer. Any remaining amount in such Trust shall be distributed to the Beneficiary.

  Voting Rights. The Trustee shall be entitled to vote all Shares-in-Trust. Any vote by a Prohibited Owner as a holder of shares of Equity Stock prior to the discovery by the Corporation that the shares of Equity Stock are Shares-in-Trust shall, subject to applicable law, be rescinded and be void ab initio with respect to such Shares-in-Trust and be recast by the Trustee, in its sole and absolute discretion; provided, however, that if the Corporation has already taken irreversible corporate action based on such vote, then the Trustee shall not have the authority to rescind and recast such vote. The Prohibited Owner shall be deemed to have given, as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Trust of shares of Equity Stock under Section 2(A)(3) of Article V hereof, an irrevocable proxy to the Trustee to vote the Shares-in-Trust in the manner in which the Trustee, in its sole and absolute discretion, desires.

  Designation of Permitted Transferee. The Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Shares-in-Trust. In an orderly fashion so as not to materially adversely affect the Market Price of the Shares-in-Trust, the Trustee shall designate any Person as Permitted Transferee, provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Shares-in-Trust and (ii) the Permitted Transferee so designated may acquire such Shares-in-Trust without such acquisition resulting in a transfer to a Trust and the redesignation of such shares of Equity Stock so acquired as Shares-in-Trust under Section 2(A)(3) of Article V hereof. Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this Section 2(B)(5) of Article V, the Trustee shall (i) cause to be transferred to the Permitted Transferee that number of Shares-in-Trust acquired by the Permitted Transferee, (ii) cause to be recorded on the books of the Corporation that the Permitted Transferee is the holder of record of such number of shares of Equity Stock, (iii) cause the Shares-in-Trust to be canceled, and (iv) distribute to the Beneficiary any and all amounts held with respect to the Shares-in-Trust after making the payment to the Prohibited Owner pursuant to Section 2(B)(6) of Article V hereof.

  Compensation to Record Holder of Shares of Equity Stock that Become Shares-in-Trust. Any Prohibited Owner shall be entitled (following discovery of the Shares-in-Trust and subsequent designation of the Permitted Transferee in accordance with Section 2(B)(5) of Article V hereof or following the acceptance of the offer to purchase such shares in accordance with Section 2(B)(7) of Article V hereof) to receive from the Trustee following the sale or other disposition of such Shares-in-Trust the lesser of (i) in the case of (a) a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the shares of Equity Stock, or (b) a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer, and (ii) the price per share received by the Trustee from the sale or other disposition of such Shares-in-Trust in accordance with Section 2(B)(5) or 2(B)(6) of Article V hereof. Any amounts received by the Trustee in respect of such Shares-in-Trust and in excess of such amounts to be paid the Prohibited Owner pursuant to this Section 2(B)(6) shall be distributed to the Beneficiary in accordance with the provisions of Section 2(B)(5) of Article V hereof. Each Beneficiary and Prohibited Owner waive any and all claims that they may have against the Trustee and the Trust arising out of the disposition of Shares-in-Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this Section 2(B), by such Trustee or the Corporation.

  Purchase Right in Shares-in-Trust. Shares-in-Trust shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Shares-in-Trust (or, in the case of devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. Subject to Section 2(B)(6) of Article V hereof, the Corporation shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Non-Transfer Event or purported Transfer which resulted in such Shares-in-Trust and (ii) the date the Corporation determines in good faith that a Transfer or Non-Transfer Event resulting in Shares-in-Trust has occurred, if the Corporation does not receive a notice of such Transfer or Non-Transfer Event pursuant to Section 2(A)(5) of
Article V hereof.

  Remedies Not Limited. Subject to Section 2(A)(8) of Article V hereof, nothing contained in this Article V shall limit the authority of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT and to ensure compliance with the Manager Ownership Limit, the Ownership Limit or the Look-Through Ownership Limit, as applicable.

  Legend. Each certificate for shares of Equity Stock shall substantially bear the following legend:

    "The shares of Common Stock represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). No Person may (i) Beneficially Own or Constructively Own shares of Equity Stock in excess of 9.8% of the number of outstanding shares of any class of Equity Stock (or, in the case of a Look-Through Entity, in excess of 15% of the number of outstanding shares of any class of Equity Stock), (ii) beneficially own shares of Equity Stock that would result in the shares of Equity Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution), (iii) Beneficially Own shares of Equity Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code, or (iv) Constructively Own shares of Equity Stock that would cause the Corporation to Constructively Own 9.9% or more of the ownership interests in a tenant of the Corporation's, the Operating Partnership's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code. In addition, one or more Covered Persons, who or which Constructively Own Manager Shares in excess of the Manager Share Percentage, may not Constructively Own shares of Equity Stock in excess of 34.9% of the total outstanding shares of Equity Stock and no Manager Entity may Constructively Own shares of Equity Stock in excess of 34.9% of the total outstanding shares of Equity Stock. Any Person who attempts to Beneficially Own or Constructively Own shares of Equity Stock in excess of the above limitations must immediately notify the Corporation in writing. If the restrictions above are violated, the shares of Equity Stock represented hereby will be transferred automatically and by operation of law to a Trust and shall be designated Shares-in-Trust. All capitalized terms in this legend have the meanings defined in the Corporation's charter, as the same may be further amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Stockholder who so requests."

  Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability on request and without charge.

  Amendment. Notwithstanding any other provisions of the charter or the Bylaws of the Corporation (and notwithstanding that some lesser percentage may be specified by law, the charter or the Bylaws of the Corporation), the provisions of this Article V shall not be amended, altered, changed or repealed without the affirmative vote of all of the Independent Directors and the holders of not less than two-thirds of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

  SECOND: These Articles of Amendment of the Charter as hereinabove set forth have been duly advised by the Corporation's board of directors and authorized and approved by the stockholders of the Corporation.

  IN WITNESS WHEREOF, MeriStar Hospitality Corporation has caused these Articles of Amendment of the Second Articles of Amendment and Restatement of the Corporation to be signed in its name and on its behalf by the Chairman of the Board and Chief Executive Officer and attested to by its Secretary on this
       day of           , 2001, and its Chairman of the Board and Chief
Executive Officer acknowledges that these Articles of Amendment of the Second Articles of Amendment and Restatement are the corporate act and deed of the Corporation and, under the penalties for perjury, that the matters and facts set forth herein are true in all material respects to the best of his knowledge, information and belief.

ATTEST:                                   MERISTAR HOSPITALITY CORPORATION

By: ___________________________           By: _______________________________
    Christopher L. Bennett,                   Paul W. Whetsell, Chairman of the
    Secretary                                 Board and Chief Executive
                                              Officer

                                    ANNEX 2
                            AUDIT COMMITTEE CHARTER

                       MeriStar Hospitality Corporation
           Charter of the Audit Committee of the Board of Directors

I. Audit Committee Purpose

  The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  . Monitor the integrity of the Company's financial reporting process and systems of the internal controls regarding finance, accounting, and legal compliance.

  . Monitor the independence and performance of the Company's independent auditors.

  . Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

  . Report to the Board of Directors.

  . Encourage adherence to, and continuous improvement of, the Company's policies, procedures, and practices at all levels.

  . Review areas of potential significant financial risk to the Company.

  . Monitor compliance with legal and regulatory requirements.

  The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

  Audit Committee members shall meet the requirement of the New York Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

  Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

  The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and/or the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

 Review Procedures

  1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with the SEC regulations.

  2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

  3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Inquire of management and the independent auditors about significant financial reporting risks or exposures and consider steps management has taken to minimize such risks. Review significant findings prepared by the independent auditors together with management's responses.

  4. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 on a quarterly basis. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

  5. Review the policies and procedures in effect for the review of officers' expenses and perquisites.

                             Independent Auditors

  6. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

  7. Approve the fees and other significant compensation to be paid to the independent auditors.

  8. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

  9. Review the independent auditors' audit plan--discuss scope, reliance upon management, and general audit approach.

  10. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.

  11. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

  12. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

                               Legal Compliance

  13. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquires received from regulators or governmental agencies.

                    Other Audit Committee Responsibilities

  14. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

  15. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

  16. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

PROXY                                                                      PROXY
                        MERISTAR HOSPITALITY CORPORATION

                          1010 WISCONSIN AVENUE, N.W.
                             WASHINGTON, D.C. 20007
                      SOLICITED BY THE BOARD OF DIRECTORS
                  FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

  The undersigned hereby appoints Paul W. Whetsell and Christopher L. Bennett or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at the Hilton Crystal City @ National Airport, 2399 Jefferson Davis Highway, Arlington, Virginia 22202, May 24, 2001, at 9:00 a.m., local time, and adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned as if physically present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of this accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

  The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast for each of the nominees for director and for each of the other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors has no reason to believe that any nominee will be unable to serve if reelected. In the event any nominee is unable to serve or for good cause will not serve, the proxies may vote for the election of a substitute nominee designated by the Board of Directors

  PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                SEE REVERSE SIDE

[X] Please mark votes as in this example.
                                                        FOR    WITHHOLD VOTE
                                                    ALL NOMINEES
(1)  Re-election as directors of the Company of               FOR ALL NOMINEES
     John Emery, to serve a one year term
     expiring on the date of the Annual Meeting          [_]         [_]
     in 2002 and until his successor has been       (To withhold voting for any
     duly elected and qualified, and H. Cabot       individual nominee, mark
     Lodge III, D. Ellen Shuman, Paul W.            here [_] and strike through
     Whetsell and James R. Worms to serve           the name of such nominee to
     three-year terms expiring on the date of       the left).
     the Annual Meeting in 2004 and until their successors have been duly elected and qualified.


(2)  Ratifying the amendment of the MeriStar     FOR [_] AGAINST [_] ABSTAIN [_]
     Hospitality Corporation Incentive Plan
     (the "Incentive Plan") to increase the
     maximum number of shares of Common Stock that may be issued under the Incentive
     Plan from 10% to 12.5% of the number of
     outstanding shares of Common Stock.


(3)  Ratifying the amendment of the MeriStar     FOR [_] AGAINST [_] ABSTAIN [_]
     Hospitality Corporation Non-employee
     Director's Plan (the "Directors Plan") to increase the maximum number of shares of Common Stock that may be issued under the Directors Plan from 125,000 to 500,000 shares of Common Stock.


(4) Amending the Company's charter to prohibit FOR [_] AGAINST [_] ABSTAIN [_] the ownership of more than 34.9 percent of the Company's stock by (a) any entity that manages or operates any of the hotels owned by the Company and its subsidiary entities, and (b) one or more persons who directly or indirectly own more than 35 percent of the interests in any entity that manages or operates any of the hotels owned by the Company and its subsidiary entities.


(5)  Ratifying the appointment of KPMG LLP as    FOR [_] AGAINST [_] ABSTAIN [_]
     independent auditors for the Company for the fiscal year ending December 31, 2001.


                                                    Please sign exactly as
                                                    name appears hereon. Joint
                                                    owners should each sign.
                                                    Executors, administrators,
                                                    trustees, guardians or
                                                    other fiduciaries should
                                                    give full title as such.
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT.      If signing for a
                                                    corporation or other
                                                    entity, please sign in
                                                    full entity name by a duly
                                                    authorized officer.

                                                    Dated:_______________, 2001
                                                    ___________________________
                                                    ___________________________
                                                            (SIGNATURE)
                                                    ___________________________
                                                            (SIGNATURE)